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                                                                 Exhibit 10.18.2


List of Executive Officers of New England Business Service, Inc. (the "Company") who have entered into the Change in Control Severance Agreement filed as Exhibit
10.18.1 to the Company's Annual Report on Form 10-K for the fiscal year ended June 29, 2002, and dates thereof:

Name                           Title                                          Date of Agreement
----                           -----                                          -----------------
George P. Allman               Senior Vice President and                      August 2, 2001
                               President - Diversified Operations

Jeffrey W. Angus               Senior Vice President, Information             August 2, 2001
                               Systems


John F. Fairbanks              Senior Vice President and                      August 2, 2001
                               President - Chiswick

Daniel M. Junius               Executive Vice President, Chief                August 2, 2001
                               Financial Officer & Treasurer

Richard T. Riley               President and Chief                            August 2, 2001
                               Operating Officer

Steven G. Schlerf              Senior Vice President, Manufacturing           August 2, 2001
                               and Technical Operations

Robert D. Warren               Senior Vice President and                      August 2, 2001
                               President - NEBS Direct Marketing

Hedwig V. Whitney              Senior Vice President, Human                   July 1, 2002
                               Resources